Greenidge Generation Announces $39.4 Million Capital Raise to Unlock the Value of its Power and Infrastructure Assets and
Name Change to Vulcan Infrastructure and Power

Vulcan Infrastructure and Power intends to acquire, develop and operate energy assets to continue supporting communities’ electrical grid needs and digital infrastructure development, including AI/HPC data centers

Machine Investment Group, Atlas Holdings, and other investors including Conversant Capital make a $39.4 million strategic investment to eliminate approximately $33 million aggregate principal amount of the Company’s 8.50% senior unsecured notes due October 2026 and allow for immediate site development

Investment positions Vulcan Infrastructure and Power to capitalize on over 100 MW of immediately actionable data center opportunities, with 654 MW of total development opportunities

Ticker change to “VIP” reflects the Company’s rebrand to Vulcan Infrastructure and Power; shares expected to begin trading on Nasdaq under the new symbol on or about July 24, 2026

PITTSFORD, N.Y --July 20, 2026 -- Vulcan Infrastructure and Power Inc. (Nasdaq: GREE) (“Vulcan Infrastructure and Power” or the “Company”) today announced that affiliates of Machine Investment Group (“Machine”) and Atlas Holdings1 (“Atlas”), together with institutional investors including Conversant Capital (“Conversant”) and certain Company insiders, have entered into definitive agreements to make an aggregate strategic investment of approximately $39.4 million in the Company. In connection with the investment and the Company’s transition into a power and infrastructure platform focused on acquiring, developing, and operating energized sites supporting artificial intelligence (“AI”) and high-performance computing (“HPC”) data centers and local electricity grids, the Company has changed its name from Greenidge Generation Holdings to Vulcan Infrastructure and Power.

The transaction positions the Company as a publicly traded power and digital infrastructure platform focused on capitalizing on growing demand for energized sites supporting next-generation AI and HPC workloads and advancing the Company’s strategic transition away from its historical bitcoin mining data center operations, while continuing to support local electricity demands.

The Company has changed its corporate name to Vulcan Infrastructure and Power Inc. and is in the process of changing the Nasdaq ticker symbol of its Class A common stock from “GREE” to “VIP.” The ticker symbol change is expected to become effective at the start of trading on July 24, 2026. Until such time, the Company’s Class A common stock will continue to trade on Nasdaq under its current ticker symbol “GREE.”

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1 Atlas FRM LLC d/b/a Atlas Holdings LLC is an investment advisor to affiliated private funds

Built Around the Scarcity of Power

The rapid expansion of AI infrastructure is increasingly constrained by one critical resource: reliable, available power. While demand for AI and HPC capacity continues to accelerate, energized sites capable of supporting large-scale deployments remain limited.

The Company believes it is well-positioned to address this opportunity. The platform currently controls 104 MW of existing energized capacity and has a 654 MW development pipeline across owned sites, with a path toward commercializing more than 100 MW of AI/HPC-ready capacity in the near term. The Company believes a key differentiator is that the Company, as a power generation source, will also derive revenue and provide significant power for the communities where it operates to support the local grid.

Critically, the Company also believes the platform will have flexibility to acquire and develop assets across the full power infrastructure ecosystem, from powered land to legacy data centers, supported by an experienced executive team and strategic partners.

The Company believes its current valuation compares favorably relative to similarly positioned companies2, with the Company’s powered infrastructure assets valued at approximately:

•	$415k TEV/MW for immediate powered assets[34]; and

•	$91k TEV/MW for the Company’s total development pipeline at its owned sites[5].

This compares with a median enterprise value of approximately $993k TEV/MW for a selected group of similarly positioned companies based on their respective total development pipelines67.

Transaction Details

The $39.4 million strategic investment in the Company consists of:

•	$29.4 million of Class A common stock to be issued in the aggregate at a purchase price of $1.71 per share, representing the closing price of the Company’s Class A common stock on July 17, 2026, the last trading day prior to execution of the subscription agreements (the “Per Share Purchase Price”); and

•	$10 million principal amount of 10% secured convertible notes to be issued to Machine that are convertible into shares of Class A common stock at a conversion price of $2.13 per share, which represents a 25% premium to the Per Share Purchase Price, together with a three-year warrant to purchase $3 million of Class A common stock at a per share exercise price equal to the Per Share Purchase Price.

The closing of the transaction is subject to customary closing conditions, including the effectiveness of the written consent of the holders representing a majority of the Company’s voting power, which will become effective following compliance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable Nasdaq rules.

The Company expects to use the net proceeds from the transaction to redeem the remaining approximately $33 million aggregate principal amount of the Company’s outstanding 8.50% senior unsecured notes due October 2026 (the “Senior Notes”), strengthening the balance sheet while also positioning the Company to pursue future growth opportunities.

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2 Comparable company peer group defined as High Performance Computing Data Center Companies with no currently active high performance computing colocation customer contract; selected peers include MARA, BTDR, FRMI, KEEL, HIVE and NUAI

3 Company MW of 144MW includes existing and next twelve-month power generation and energized capacity across owned sites, including power sent to NYISO grid

4 TEV for Company reflects market capitalization as of market close on July 17, 2026 and reflects Company net debt of $27.7 million as of June 30, 2026

5 Company MW of 654 MW reflects development pipeline at owned sites

6 Platform MW represents all energized, operating, secured, expansion, pipeline and bitcoin mining MWs; excluding leased MWs

7 Source: S&P Capital IQ and company filings as of July 17, 2026

Anchor Investors with a Proven Track Record

Machine, Atlas and Conversant bring complementary expertise spanning industrial development, power generation, real estate and hyper-scaler infrastructure.

Atlas Holdings manages approximately $18.1 billion8 of assets across more than 30 portfolio companies operating over 300 industrial facilities and managing approximately 5 GW9 of merchant power generation throughout the United States. Through its dedicated real estate platform, Atlas has significant experience repositioning complex industrial properties into modern AI infrastructure assets.

Machine Investment Group or its principals have deployed approximately $2.5 billion10 of equity across complex investments and have experience developing and managing hyperscale-ready data center assets. Machine currently has approximately 700 MW under development and a forward pipeline exceeding 1 GW.

Conversant Capital manages approximately $2.8 billion of assets, opportunistically investing across the capital structure in both public and private markets. The firm has been an active investor in digital infrastructure and power-adjacent real estate, while bringing expertise in structuring, governance and capital allocation within public market platforms through multi-year value creation and consolidation strategies.

Commentary

Michael Librett, Partner, Machine Investment Group, said:

“We weren’t looking to make a passive investment in power infrastructure assets. We were looking for the right public platform. Greenidge’s existing powered assets, operating capabilities and public company infrastructure provide an attractive foundation upon which to build a scaled power infrastructure platform. We believe Vulcan Infrastructure and Power is well-positioned to become a differentiated public company focused on acquiring and developing powered assets serving AI and HPC customers.”

Tim Fazio, Co-Founder & Managing Partner, Atlas Holdings, added:

“Atlas has a long history of investing in power generation assets and power-intensive industrial businesses, guided by a disciplined, long-term investment philosophy and a commitment to responsible community stewardship. We believe the increasing demand for energized power assets will define the next generation of infrastructure investment. Like Machine, we look forward to the Company building a differentiated platform at the intersection of power generation and digital infrastructure, leveraging our experience to develop critical infrastructure that delivers lasting value for customers, investors, and the communities in which it operates.”

Jordan Kovler, CEO of Vulcan Infrastructure and Power added:

“This transaction is an enormous step forward for our business and a milestone for our stockholders.  We are eliminating debt, strengthening our balance sheet, and positioning the Company to participate aggressively in the growing market for data center infrastructure.  We believe this transaction enables us to continue partnering with the communities we serve by providing vital power to the grid while pursuing new and exciting infrastructure development opportunities.”

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8 Represents regulatory AUM as of the firm’s 2025 ADV filing

9 As of June 2026. Includes mothballed and retired generation capacity. In certain instances, Atlas uses 3rd party asset managers to manage day-to-day operations at its facilities

10 As of June 2026. Includes investments made by Machine principals while working together prior to Machine Investment Group.

Additional information regarding the transaction, including the pro forma capitalization and terms of the financing, will be included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

No Offer to Sell or Solicit

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

No Notice of Redemption

This press release does not constitute a notice of redemption with respect to the Company’s outstanding Senior Notes under the indenture and supplemental indenture governing the Senior Notes and does not create any obligation on the part of the Company to redeem any of the Senior Notes or to issue any notice of redemption. Any redemption of the Senior Notes, if effected, will be made only in accordance with, and subject to the terms and conditions of, the indenture and supplemental indenture governing the Senior Notes, including the applicable notice requirements and satisfaction of any conditions precedent to such redemption.

Additional Information about the Transaction and Where to Find It

In connection with the transaction, the Company will file with the SEC an Information Statement on Schedule 14C (the “Information Statement”), containing the information with respect to the transaction required by Schedule 14C promulgated under the Exchange Act and describing the transaction. When completed, the Information Statement will be mailed to the Company’s stockholders. This press release is not intended to be, and is not, a substitute for the Information Statement or for any other document that the Company may file with the SEC in connection with the proposed transaction. THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE INFORMATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION.

The Company’s stockholders may obtain copies of these documents and other documents filed by the Company with the SEC free of charge through the website maintained by the SEC at www.sec.gov or from the Company’s website, www.greenidge.com, under the heading “Investors.”

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTION DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

About Vulcan Infrastructure and Power Inc.

Vulcan Infrastructure and Power Inc. (Nasdaq: GREE, soon to be “VIP”) is a power and infrastructure platform focused on acquiring, developing and operating energized sites that support artificial intelligence and high-performance computing data centers, as well as local electricity grids. The Company’s stock is expected to begin trading under the new ticker “VIP” on or about July 24, 2026.

B. Riley Securities Inc. acted as advisor, on behalf of Vulcan Infrastructure and Power.

About Atlas Holdings

Headquartered in Greenwich, Connecticut and founded in 2002, Atlas and its affiliates own and operate 30 companies which employ more than 75,000 associates across 1,200 facilities worldwide. Atlas operates in sectors such as automotive supply, building materials, capital equipment, construction services, food manufacturing and distribution, metals processing, packaging, paper, power generation, printing, pulp, supply chain management and wood products. Atlas’ companies together generate $26 billion in revenue annually. For more information, please visit atlasholdingsllc.com.

About Machine Investment Group

Machine Investment Group (Machine) is a real estate investment platform focused on opportunistic, distressed, and special situations across the United States. Machine invests primarily in the middle market, where its reputation as a reliable counterparty, solutions-oriented approach, and extensive direct sourcing relationships distinguish the firm from the competition. Machine’s strict risk discipline, institutional operating processes, and sourcing network have been developed and tested over market cycles, overseen by a senior management team with experience managing investment vehicles totaling approximately $2.5 billion. For more information, please visit machineinv.com.

Newmark Group (Nasdaq: NMRK) and Northland Capital Markets acted as real estate advisor and advisor, respectively, on behalf of Machine.

About Conversant Capital

Conversant Capital LLC is a private investment firm founded in 2020. The firm pursues credit and equity investments within the real estate, digital infrastructure and hospitality sectors in both the public and private markets. Further information is available at www.conversantcap.com.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the AI/HPC transition, the proposed transaction described herein, including the proposed timing and steps contemplated in respect of the proposed transaction and approvals with respect thereto, the use of proceeds from the proposed transaction, and the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2025, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the SEC. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and, unless otherwise required by U.S. federal securities laws, Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Investor Contact

FNK IR
Rob Fink or Joey Delahoussaye

investorrelations@greenidge.com
312-809-1087